SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 AMENDMENT NO. 1
                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)                January 7, 2005

                         URSTADT BIDDLE PROPERTIES INC.

                 (Exact name registrant as specified in charter)


Maryland                             1-12803                         04-2458042

(State or jurisdiction          (Commission file                  (IRS Employer
   or incorporation)                 number)                Identification No.)


321 Railroad Avenue           Greenwich, Connecticut                      06830

(Address of principal executive offices)                               Zip Code


        Registrant's telephone number, including area code (203) 863-8200

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS



On January 7, 2005, two wholly-owned subsidiaries of Urstadt Biddle Properties Inc., (the "Company") purchased The Dock Shopping Center (the "Property") located in Stratford, Connecticut from The Dock Incorporated (the "Seller"). The purchase price was approximately $50,250,000 (excluding closing costs, fees and other expenses of approximately $ 750,000).

The Property was acquired pursuant to Purchase and Sale Agreements dated January 6, 2005, between the Seller and the Company. There is no relationship between any Director or Officer of the Company and Seller.

Registrant funded the purchase with cash of $32,750,000 and borrowings under the Company's secured revolving bank credit line of $17,500,000. Such borrowings accrue interest at a variable rate of 4.125% per annum.

Material Factors Considered by the Company:

Market and Competition:

Prior to acquiring the Property, the Company considered general regional and local economic market conditions and the Property's competitive posture within that market.

The Property acquired is a shopping center located in the Town of Stratford, Fairfield County, Connecticut. The Property contains 268,300 square feet of gross leasable area ("GLA") and is situated on 29 acres of land. At January 7, 2005, the Property was 97% leased to sixteen tenants whose primary businesses are the sale of retail products, goods and services. The Property also includes a 192 slip marina which will be leased to the former owner under a triple net lease for 1 year.

The Property is located within the highest area of retail concentration in Stratford near Route 1 a major interstate highway. The retail market of Stratford, Connecticut consists primarily of the Property and two shopping centers in the area. One shopping center is anchored by Walmart, Home Depot and Shaws; the second shopping center is anchored by a national retailer and a movie theater. The surrounding area has a dense residential population.

The Property was built in 1970 and expanded in 1986. The Property is located in a predominantly residential area in the town of Stratford, Fairfield County, Connecticut. Stratford and within five miles has a population of approximately 188,000 with a median household income of approximately $72,050.

Tenants:

The Property's largest tenant is Stop & Shop, a subsidiary of Ahold Corporation, a national retail grocery chain occupying 60,461 square feet (22.5% of the Property's GLA). Stop & Shop also guarantees the rental income on 99,905 square feet of GLA (37.2% of the Property's GLA) which was previously occupied by a Bradlees department store. The guarantee expires in 2016. The space is currently vacant. No other tenant leases more than 10% of the Property's GLA.

Substantially all the leases are with tenants for terms longer than one year and generally provide for additional rental amounts based on each tenant's share of the cost of maintaining common areas and certain operating expenses including real estate taxes and insurance of the Property.

The following is a schedule of lease expirations of the property by year:



                                                          Number of
                                                        Tenants Whose    Total Square
                                                        Leases Expire       Footage      Minimum Annual
                                                          Each Year        Expiring       Base Rentals    % of Annual Base
                                                                           Each Year                         Rentals (1)
                                                       ----------------- -------------- ----------------- ------------------

                Year:
                 2005                                         1               2,435         $ 48,700             1.3%
                 2006                                         4              25,199          611,243            16.2%
                 2007                                         2              25,743          445,089            11.8%
                 2008                                         4              86,377        1,464,682            38.9%
                 2009                                         1               2,000           36,000             1.0%
                 2010                                         2              15,890          321,128             8.5%
                 2011                                         1               1,600           36,800             1.0%
                 2012                                         -                   -                -                -
                 2013                                         -                   -                -                -
                 2014                                         -                   -                -                -
           Thereafter                                         1              99,905          802,918            21.3%
                                                              -              ------          -------            -----
                                                              16             259,149       $3,766,560           100.0%
                                                              ==             =======       ==========           ======

(1) Based on 2005 annualized base rents.

Building and Capital Improvements:

The estimated federal tax basis of the Property (including land) is approximately $51,000,000. For federal income tax purposes, the Property will be depreciated over its estimated useful life (39 years) on a straight line basis.

Property Taxes:

The annual real estate taxes of the Property are approximately $840,000 for the 2005 tax year.

Property Management:

The Company manages the Property directly.

After reasonable inquiry, the Company is not aware of any other material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

       (a)        Financial Statements
       (b)        Pro Forma Financial Information
       (c)        Exhibits


10.1 Purchase and Sale Agreement between UB Railside, LLC and The Dock, Incorporated.

10.2 Purchase and Sale Agreement between UB Dockside, LLC and The Dock, Incorporated.

23.1              Consent of Independent Registered Public Accounting Firm


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 URSTADT BIDDLE PROPERTIES INC.
                                                    (Registrant)


Date: March 10, 2005                      By:      /s/ James R. Moore
                                                   ---------------------
                                                   James R. Moore
                                                   Executive Vice President and
                                                   Chief Financial Officer

                         URSTADT BIDDLE PROPERTIES INC.
                                TABLE OF CONTENTS

Item 9.01
Financial Statements, and Exhibits                                         Page

(a)      Financial Statements

         Report of Independent Registered Public Accounting Firm              6

         Statement of Revenues and Certain Expenses of The Dock
         Shopping Center For the Year Ended December 31, 2004.                7

         Notes to Statement of Revenues and Certain Expenses of
         The Dock Shopping Center For the Year Ended December 31, 2004        8


(b) Pro Forma Financial Information (Unaudited)

         Pro Forma Consolidated Balance Sheet as of October 31, 2004         11

         Pro Forma Consolidated Statement of Income
         For the year Ended October 31, 2004                                 12

         Notes and Managements Assumptions to Pro Forma Consolidated
         Financial Statements                                                13



(c)      Exhibits

10.1 Purchase and Sale Agreement between UB Railside, LLC and The Dock, Incorporated.

10.2 Purchase and Sale Agreement between UB Dockside, LLC and The Dock, Incorporated.

23.1     Consent of Independent Registered Public Accounting Firm

               REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Management of Urstadt Biddle Properties Inc.:


We have audited the accompanying Statement of Revenues and Certain Expenses of The Dock Shopping Center, as described in Note 1, for the year ended December 31, 2004. The financial statement is the responsibility of the management of Urstadt Biddle Properties Inc. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses of The Dock Shopping Center was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K and is not intended to be a complete presentation of the revenues and expenses of the property acquired.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the Revenues and Certain Expenses of The Dock Shopping Center, as described in Note 1, for the year ended December 31, 2004 in conformity with U.S. generally accepted accounting principles.


New York, New York                                            Ernst & Young LLP
March  10, 2005



                            THE DOCK SHOPPING CENTER
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2004
                                 (in thousands)


REVENUES:

      Base rents, including revenue from related party  of $106                   $ 3,256
      Percentage rent                                                                 205
      Escalations, including revenue from related party  of  $55                    1,729
      Other                                                                            95
                                                                                       --
                                                                                    5,285
                                                                                    -----


CERTAIN OPERATING EXPENSES:

     Real estate taxes                                                                849
     Maintenance and repairs, including expenses to related party of $449             682
     Insurance                                                                        175
     Utilities                                                                        179
     General and administrative                                                         6
                                                                                        -
                                                                                    1,891
                                                                                    -----

EXCESS OF REVENUES OVER CERTAIN OPERATING EXPENSES                                 $3,394
                                                                                   ======




The accompanying notes are an integral part of this financial statement.

               NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2004


1.     BUSINESS AND ORGANIZATION

The Dock Shopping Center (the "Property") is a retail property located in the Town of Stratford, Fairfield County, Connecticut. The Property is owned by The Dock, Incorporated, a Subchapter S Corporation. The Property, which consists of two shopping centers has an aggregate gross rentable area of approximately 268,000 square feet. The Property also includes a 192 slip marina.

On January 7, 2005, the Property was acquired by Urstadt Biddle Properties Inc., a real estate investment trust, an unaffiliated party (the "Company").

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statement includes the accounts of The Dock Shopping Center ("the Property"). The accompanying financial statement was prepared in conformity with Rule 3-14 of Securities and Exchange Commission Regulation S-X. Accordingly, the financial statement is not representative of the actual operations for the periods presented, as certain expenses, which may not be comparable to the expenses expected to be incurred in the future operations of the acquired property, have been excluded. Expenses excluded consist of depreciation and amortization, leasing expenses, interest expense, and certain other expenses not directly related to the future operations of the Property. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to those rules and regulations, although the Company believes that the disclosures made are adequate to make the information not misleading.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures during the reporting period. Actual results could differ from those estimates.

Real Estate

Significant improvements to real estate which enhance the value are capitalized as additions to the property's cost basis in the period in which the expenditures are incurred. Repairs and maintenance costs are expensed as incurred. Tenant allowances and improvements are capitalized as additions to the property's cost basis.

Rental Operations

The Property earns rental income from tenants under leasing arrangements which generally provide for minimum rents, escalations and charges to tenants for their pro rata shares of real estate taxes and operating expenses. All leases have been accounted for as operating leases. Base rental income is recorded on a straight-line basis over the terms of the related agreements. Escalation rents based on payments for real estate taxes and operating expenses are estimated and accrued. Percentage rent is recognized when a specific tenant's sales breakpoint is achieved.

3.         LEASES

Minimum future rentals on noncancelable leases which extend for more than one year at December 31, 2004 are as follows:


                               Year Ending
                               December 31,

                               2005             $3,315,000
                               2006              3,204,000
                               2007              3,151,000
                               2008              1,618,000
                               2009              1,253,000
                               Thereafter        6,444,000
                                                 ---------
                                               $18,985,000



Minimum rentals above do not include recoveries of operating expenses, real estate taxes, or percentage rents. Such amounts are reflected in the statement of revenues and certain operating expenses as escalations and percentage rent revenues. For the year ended December 31, 2004, percentage rent income of $205,000 represents percentage rent received from Stop & Shop, a tenant who leases more than 10% of the Property's GLA.

For the year ended December 31, 2004, base rent includes approximately $1,700,000 (52% of total base rent in 2004) received from Stop & Shop, a tenant who currently occupies 60,461 square feet of space and guarantees the rent on another 99,905 square feet of space at the Property which is currently vacant.

4. RELATED PARTY TRANSACTIONS

During the year ended December 31, 2004, The Property paid maintenance costs to Connecticut Coal, Inc. a related entity. The Property also reimbursed Connecticut Coal, Inc. for operating expenses paid on its behalf. Such expenses amounted to $449,000 in the year ended December 31, 2004.

For the year ended December 31, 2004, the Property received revenues of $161,000 from the Marina at the Dock Inc., a related entity, for the rental of the 192 slip marina.

ITEM 7 (B)   PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

The following pro forma information reflects the acquisition of The Dock Shopping Center (The "Property") on January 7, 2005, and the sale of Bi-County Shopping Center on November 15, 2004 by Urstadt Biddle Properties Inc. (the "Company").

The Pro Forma Consolidated Balance Sheet as of October 31, 2004 and the Pro Forma Consolidated Statement of Income for the year ended October 31, 2004 have been prepared to reflect the acquisition transaction, the sale transaction and the adjustments described in the accompanying notes. The historical financial statements of The Property are for the year ended December 31, 2004. The pro forma financial information is based on the historical financial statements of the Company and should be read in conjunction with the notes and management's assumptions thereto. The pro forma consolidated balance sheet was prepared as if the acquisition of The Property and the sale of Bi-County Shopping Center occurred on October 31, 2004. The pro forma consolidated statements of income for the year ended October 31, 2004 were prepared assuming the purchase and sale occurred on November 1, 2003. The pro forma financial information is unaudited and not necessarily indicative of the actual financial position of the Company as of October 31, 2004 or what the actual results would have been assuming the acquisition and sale transactions had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods.


                         URSTADT BIDDLE PROPERTIES INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                             AS OF OCTOBER 31, 2004
                                   (UNAUDITED)
                                 (in thousands)

                                                                                  Company          Pro Forma              Company
ASSETS                                                                          Historical (a)    Adjustments           Pro Forma

Real Estate Investments:
     Core properties - at cost                                                    $381,937       $51,000      (b)       $432,937
     Non-core properties - at cost                                                  20,621                                20,621
     Less: accumulated depreciation                                               (61,389)             -                (61,389)
                                                                                  --------    ----------            ------------
                                                                                   341,169        51,000                 392,169
     Mortgage Notes Receivable                                                       2,109        ______                   2,109
                                                                                     -----         -----            ------------
                                                                                   343,278        51,000                 394,278

Property held for sale                                                               4,002       (4,002)      (c)              -
Cash and cash equivalents                                                           25,940      (23,750)      (b)          2,190
Restricted cash                                                                      1,184                                 1,184
Marketable securities                                                                2,681                                 2,681
Tenant receivables                                                                  11,249                                11,249
Deferred charges, net of accumulated amortization                                    3,280                                 3,280
Prepaid expenses and other assets                                                    3,303                                 3,303
                                                                                    ------         -----                   -----
                                            Total Assets                          $394,917       $23,248                $418,165
                                                                                  ========       =======                ========


LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
    Bank  loans                                                                   $      -       $17,500      (b)      $ 17,500
    Mortgage notes payable                                                         107,443                              107,443
    Accounts payable and accrued expenses                                            1,515                                1,515
    Deferred officers' compensation                                                    501                                  501
    Other liabilities                                                                3,617                                3,617
                                                                                     -----          ----                  -----
                                            Total Liabilities                      113,076        17,500                130,576
                                                                                   -------        ------                -------



Minority Interests                                                                   7,320                                7,320
                                                                                     -----                                -----

Preferred Stock                                                                     52,747                               52,747
                                                                                    ------                               ------

Commitments and Contingencies

Stockholders' Equity:
    Common Stock                                                                        72                                   72
    Class A Common Stock                                                               186                                  186
    Additional paid in capital                                                     264,680                              264,680
    Cumulative distributions in excess of net income                              (36,581)         5,748      (c)      (30,833)
    Accumulated other Comprehensive income                                             472                                  472
    Unamortized restricted stock compensation and officer
      notes receivable                                                             (7,055)                              (7,055)
                                                                                   -------         _____                -------
                                 Total Stockholders' Equity                        221,774         5,748                227,522
                                                                                   -------         -----                -------

                                 Total Liabilities and Stockholders' Equity       $394,917       $23,248               $418,165
                                                                                  ========       =======               ========


The accompanying notes and management's assumptions are an integral part of this pro forma consolidated balance sheet.


                         URSTADT BIDDLE PROPERTIES INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                       FOR THE YEAR ENDED OCTOBER 31, 2004
                                   (UNAUDITED)
                      (in thousands, except per share data)


                                                          Company           The Dock       Pro Forma              Company
                                                         Historical (a)    Center (b)      Adjustments            Pro Forma

Revenues:
    Operating leases                                      $63,514           $5,285           $ 532   (c)(d)        $69,331
    Lease termination income                                  577                -                                     577
    Interest and other                                        825                -      `        -                     825
                                                              ---          -------      ----------                     ---
                                                           64,916            5,285             532                  70,733
                                                           ------            -----           -----                  ------
Operating Expenses:
    Property expenses                                      18,765            1,891            (20)      (e)         20,636
    Interest                                                8,113                -             722      (f)          8,835
    Depreciation and amortization                          11,094                -           1,046      (g)         12,140
    General and administrative expenses                     3,416                -                                   3,416
    Directors' fees and expenses                              207                -               -                     207
                                                              ---            -----          ------                  ------
                                                           41,595            1,891           1,748                  45,234
                                                           ------            -----           -----                  ------

Operating Income                                           23,321            3,394         (1,216)                  25,499

Minority Interests                                          (367)                -               -                   (367)
                                                            -----           ------          ------                   -----
Income from Continuing Operations                          22,954            3,394         (1,216)                  25,132

    Preferred Stock Dividends                             (4,749)                                -                 (4,749)
                                                          -------        ---------          ------                 -------


Net Income from Continuing Operations Applicable
to Common and
Class A Common Stockholders                               $18,205           $3,394        $(1,216)                 $20,383
                                                          =======           ======        ========                 =======

Basic Earnings per Share:
    Net  Income fron Continuing Operations
      Applicable to Common Stockholders                     $0.70                                                    $0.77
                                                            =====                                                    =====
    Net Income from Continuing Operations
     Applicable to Class A Common
      Stockholders                                          $0.77                                                    $0.85
                                                            =====                                                    =====

Diluted Earnings Per Share:
    Net Income from Continuing Operations
      Applicable to Common Stockholders                     $0.69                                                    $0.75
                                                            =====                                                    =====
    Net Income from Continuing Operations
     Applicable to Class A Common Stockholders              $0.76                                                    $0.83
                                                            =====                                                    =====

The accompanying notes and management's assumptions are an integral part of this pro forma consolidated statement of income.

                         URSTADT BIDDLE PROPERTIES INC.
                        NOTES AND MANAGEMENT ASSUMPTIONS
                 TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                       FOR THE YEAR ENDED OCTOBER 31, 2004
                                   (UNAUDITED)

       ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET:

       (a) Derived from the Company's audited financial statements at October 31, 2004.

       (b) Reflects the pro forma acquisition of The Property for $51,000,000 (including estimated transaction costs of approximately $750,000). It is assumed that the Company utilized cash and cash equivalents of $23,750,000, proceeds from the sale of its Bi-County property of $9,750,000 and borrowings on the Company's revolving credit line of $17,500,000 as if the acquisition had been made on October 31, 2004. The Company intends to account for the acquisition of the property in accordance with SFAS 141 and 142. The Company is currently in the process of analyzing the fair value of in-place leases and, consequently, no value has yet been assigned to the leases. Accordingly, the purchase price allocation is preliminary and may be subject to change.

       (c) Reflects the pro forma sale of The Bi-County Shopping Center for a sale price of $9,750,000 resulting in an estimated gain on sale of $5,748,000 as if the transaction occurred on October 31, 2004.


       ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME:

(a) Derived from the Company's audited financial statements for the year ended October 31, 2004.

(b) Reflects revenues and operating expenses as reported by The Property for the year ended December 31, 2004.

(c) Reflects the pro forma adjustment of $443,000 to record operating rents on a straight line basis.

(d) Reflects the pro forma adjustment of $250,000 to record net lease rents related to the marina operations and reductions of rents of $161,000 to reflect the gross rental of the marina parcel.

(e)         Reflects a reduction in property expenses relating to the marina.

(f) Reflects pro forma interest on credit line borrowings of $17,500,000 as if the borrowings were made on November 1, 2003. Interest on the credit line borrowings is at variable rate using a weighted average rate of 4.125% outstanding during the period.

(g) Reflects depreciation expense of $1,046,000 for the year ended October 31, 2004 for The Property based on a 39 year estimated useful life for the property's building and improvements using a cost basis of $40,800,000 (the remaining purchase price is assumed to be allocated to land) as if the property had been owned for the entire period.